J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 25, 2017

to the Prospectus and Summary Prospectuses

dated November 1, 2016, as supplemented

Effective immediately, the investment strategies for the JPMorgan Diversified Fund (the “Fund”) are being amended to make the following changes:

•	Give the adviser greater flexibility to obtain asset class exposure through either direct investments in individual securities or through J.P. Morgan Funds;

•	Increase the Fund’s below-investment grade fixed income limitation from 15% of total assets to 20%; and

•	Increase the Fund’s foreign equity allocation range from 30% of total assets to 35%.

Therefore, the “What are the Fund’s main investment strategies?” section of each prospectus and summary prospectus for the Fund is hereby replaced by the following:

Drawing on a variety of analytical tools, the Fund’s adviser allocates the Fund’s assets among various types of equity and fixed income investments, based on the following allocation:

•	30%–75% U.S. equity securities, including small–, medium–, and large-cap securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–35% foreign equity securities

The Fund invests in separate underlying strategies by investing directly in individual securities or in other J.P. Morgan Funds, across asset classes, including: U.S. equity and developed international equity across market capitalizations, emerging markets equity, domestic and foreign fixed income, high yield fixed income, emerging markets debt, and real estate investment trusts (REITs).

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies, REITs and J.P. Morgan equity funds. In this context, a J.P. Morgan fund will be considered an equity fund if its prospectus discloses that the fund invests primarily in equity securities, including REITs.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities, U.S. and foreign government securities, loans, emerging market debt and J.P. Morgan fixed income funds. In this context, a J.P. Morgan fund will be considered a fixed income fund if its prospectus discloses that the fund invests primarily in fixed income securities.

The Fund may invest in fixed income securities of any credit quality but may only invest up to 20% of its total assets in certain below investment grade securities (also known as high yield securities or junk bonds). This limit on below investment grade securities will include all investments held either directly by the Fund or in J.P. Morgan funds held by the Fund which invest primarily in below investment grade securities (as disclosed in the underlying fund’s prospectus). In addition, the Fund may invest in J.P. Morgan fixed income funds that may invest in fixed income securities of various credit qualities, including at times below investment grade securities, in order to expose the Fund to certain asset classes, such as emerging market debt. The remainder of the fixed income allocation will be invested directly in securities that, at the time of purchase are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be of comparable quality.

The Fund may invest up to 30% of its total assets in shares of other J.P. Morgan equity or fixed income funds in order to expose the Fund to certain asset classes.

Although the Fund will generally maintain its assets within the allocation above, the Fund may hold cash or cash equivalents for various purposes including in connection with segregation for derivatives transactions, as collateral for derivatives transactions or for temporary defensive purposes.

SUP-DIV-717

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. With respect to its fixed income allocations, the Fund may use futures contracts to manage and hedge interest rate risk associated with these investments, as well as to lengthen or shorten the duration of this portion of the portfolio. With respect to its equity and fixed income allocations, the Fund may use futures contracts to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively and for cash management. The Fund may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.

The adviser establishes the strategic and tactical allocation for the Fund and makes the day-to-day decisions concerning strategies and overall construction of the Fund. As attractive investments arise across asset classes and strategies, the adviser attempts to capture these opportunities by allocating the Fund’s assets among strategies and asset classes within pre-defined ranges.

Investment decisions within strategies and asset classes are implemented either by the portfolio managers of the Fund’s underlying strategies who select individual securities for the Fund or with the Fund’s purchase of other J.P. Morgan Funds.

The frequency with which the Fund buys and sells underlying investments will vary from year to year, depending on, but not limited to: market conditions, performance of the underlying investments, and changes in the adviser’s investment views.

Corresponding changes will also be made to the “More About the Funds” section in each of the Fund’s prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE